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Tri-Continental Corporation

September 2006

Tri-Continental

I.

Special Meeting

II.

Lipson’s Slate — The Wrong Choice

I.

Interests Not Aligned with Stockholders — Conflicted Loyalties

II.

A History of Misleading and Conflicting Statements

III.

Detrimental to Long-Term Stockholders

III.

Tri-Continental’s Slate — The Right Choice

I.

Improved Investment Results

II.

Addressing the Discount

III.

Quality and Integrity of Directors

IV.

Responsive to Long-Term Stockholders

V.

A Vote of Confidence

IV.

Amend Quorum Threshold

V.

Board’s Recommendations

VI.

Appendix

Special Meeting: September 28, 2006

1.

Election of Three Directors

2.

Amend Quorum Threshold

Lipson’s Slate — The Wrong Choice

Interests Not Aligned with Stockholders — Conflicted Loyalties

A History of Misleading and Conflicting Statements

Detrimental to Long-Term Stockholders

Interests Not Aligned with Stockholders —
Conflicted Loyalties

Lipson’s hedge funds have 38% of their public equity securities invested in Tri-Continental

Lipson’s hedge funds’ positions in Tri-Continental are hedged

Actual Tri-Continental investment results are of little consequence to
Lipson and his hedge funds

Lipson’s nominees are all investors in his hedge funds

How can hedge fund economics not bias Lipson and his slate of nominees?

A History of Misleading and
Conflicting Statements

Mischaracterization of Seligman regulatory inquiry

Misrepresents nature and length of Tri-Continental stock ownership

Knowingly omits extensive prior financial services experience of
William C. Morris, Chairman

Now claims he does not intend to open-end or liquidate Tri-
Continental

Ignores Tri-Continental’s more recent performance

Duplicitous criticism of Stockholder Meeting expenses

Detrimental to Long-Term Stockholders

What are Lipson’s Actual Objectives?

Additional Market Purchases?

Self Tender Offers?

Liquidating the Corporation?

Open-ending the Corporation?

Any of these actions would favor investors who currently plan to liquidate their shares to the detriment of continuing long-term investors. Adverse effects may include:

Disruption of management of Tri-Continental’s portfolio

Increased portfolio turnover

Forced realization of capital gains and losses

Reduced assets

Increased expenses and expense ratio

Addition of 12b-1 fees

Tri-Continental’s Slate — The Right Choice

Improved Investment Results

Addressing the Discount

Quality and Integrity of Directors

Responsive to Long-Term Stockholders

A Vote of Confidence

15%
10
5
0
6.5
5.8
9.4
8.9
10.9
10.9
3.1
4.7
6.4
8.9
YTD
1-Year
3-Year
5-Year
10-Year
NAV
S&P 500

TriCon ISS 9/06 9

Improved Investment Results

Investment Results as of August 31, 2006

Performance data quoted in this presentation represent past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original costs. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com by the seventh business day following that month end. Returns reflect changes in market price or net asset value, as applicable and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

Source: J. & W. Seligman & Co. and FactSet

Improved Investment Results

Lead Portfolio Manager: John B. Cunningham

Joined Tri-Continental in September 2004

Seligman’s Chief Investment Officer

Chartered Financial Analyst (CFA)

Former Group Head of Salomon Brothers Asset Management Equity Team

Former Portfolio Manager for the highly regarded Salomon Brothers Investors
Value Fund

Member of New York Society of Security Analysts (NYSSA)

MBA from the Amos Tuck School of Business Administration, Dartmouth College

BA from University of Virginia

Improved Investment Results

The Investment Team: 90 Years of Combined Experience

Sector Responsibility

Industry Experience

Title

                    8

Senior Vice President

Francis Fay
Equity Trader

Consumer Staples, Discretionary,
Industrials, and Materials

                 15

Vice President

Edward Mehalick
Security Analyst

Consumer Staples and Discretionary

                    6

Vice President

Chris V. Kagaoan
Security Analyst

Heath Care, Utilities, and Energy

                 18

Senior Vice President

Brian M. Turner
Security Analyst

Information Technology

              9

Senior Vice President

Christopher J. Boova
Security Analyst

Finance, Telecommunications Services,
and Telecommunications Equipment

                 16

Managing Director

Michael F. McGarry
Co-Portfolio Manager

                 18 years

Managing Director

John B. Cunningham
Portfolio Manager

Addressing the Discount

Discounts are a well-known feature of closed-end funds

Continuous consideration of alternatives to address the discount

In depth annual discount review presented to Tri-Continental’s Board of
Directors since 1994

Virtually all of Tri-Continental’s stockholders acquired their stock at a discount to NAV, including Lipson and his hedge funds

Addressing the Discount

Steps taken that benefit all stockholders:

Stock Repurchase Program since 1998

Investor Relations Program

Founding member of the Closed-end Fund Association

Ongoing marketing activities

Quality and Integrity of Directors

75% of Directors are Independent (6 out of 8 currently)

Highly Qualified Independent Directors with experience as:

Chairman/CEO of Fortune 500 company

Directors of multiple NYSE listed companies

Dean of leading college

Director, New York Regional Office, Federal Trade Commission

Director, Federal Reserve System, Kansas City Reserve Bank

U.N. Ambassador

Supreme Allied Commander, NATO

Diverse Professional Experience:

Business: Pharmaceutical, Financial Services, Consumer Products, Energy, Media

Legal

Academia

Government/Military

Philanthropy

Quality and Integrity of Directors

Nominees proposed by the Director Nominating Committee

Extensive experience in investments and business

General John R. Galvin: Independent TY director since 1995; Dean Emeritus of Fletcher
School of Law and Diplomacy of Tufts University; Formerly Supreme Allied Commander,
NATO, and Commander-in-Chief, United States European Command; Formerly Director
of Raytheon Co. and USLIFE Corporations; current independent member of Board of investment companies of the Seligman Group of Funds.

William C. Morris: TY Director and Chairman of the Fund since 1988; Chairman of
J. & W. Seligman & Co. Incorporated; Chairman Carbo Ceramics, Inc.; Former Head of
Investment Banking and member of the Executive Committee of Lehman Brothers and its successor firms; President and CEO of the Metropolitan Opera Association.

Ambassador Robert L. Shafer: Independent TY Director since 1991; Ambassador and
Permanent Observer of the Sovereign Military Order of Malta to the United Nations;
former director of USLIFE Corporation and Vice President of Pfizer Inc.; current independent member of Boards of investment companies of Seligman Group of Funds.

Quality and Integrity of Directors

Six regularly scheduled Board meetings each year (only four
required by law)

Recent ICI study shows 72% of funds have four regularly scheduled meetings

Independent Board committees meet in executive session at each meeting

Board Operations Committee

Audit Committee

Director Nominating Committee

Unitary Board — Consistent with good governance

Quality and Integrity of Directors

Board Operations Committee

All six Independent Directors

Directs operation of the full Board

In existence for 25 years

Chaired by Frank A. McPherson,  Lead Independent Director

Audit Committee

Four Independent Directors

Oversight of financial reporting process

Chaired by James N. Whitson, 1940 Act “Audit Committee Financial Expert”

Director Nominating Committee

Two Independent Directors

Identifies and evaluates candidates for the Board

Chaired by Ambassador Robert L. Shafer

Responsive to Long-Term Stockholders

Closed-end fund structure has been fundamental to meeting the
Fund's investment objective since 1929

Closed-end fund structure is necessary to maintain the Fund’s low expense ratio

Improved investment results

The Board has taken steps that benefit all stockholders

A Vote of Confidence

Stockholders have voted to keep Tri-Continental’s closed-end structure on nine prior occasions (most recently in 1999)

63% of registered stockholders participate in one of Tri-Continental’s investment plans

Multiple surveys of Tri-Continental stockholders over recent years shows that the majority of stockholders are:

Not concerned about the discount

Somewhat or very satisfied with Tri-Continental as an investment

Somewhat or very satisfied with Tri-Continental’s stockholder services

A Vote of Confidence

In the May 2006 contested election, stockholders voted
overwhelmingly to reelect Tri-Continental’s existing Directors

Amend Quorum Threshold

Safeguards the Democratic Process

Protects stockholder voting rights

Promotes good corporate governance

Lipson has a History of Subverting the Democratic Process

Refused to cast votes in an attempt to deny a necessary quorum

Disenfranchises other stockholders

Impairs a corporation’s ability to conduct business

Board Recommendations

Proposal 1:                          FOR election of General John R. Galvin,
                                                                   Mr. William C. Morris and
                                                                   Ambassador Robert L. Shafer

Proposal 2:                          FOR amendment of quorum threshold to one-third

Appendix

History and Tradition

A closed-end investment company established in January 1929, by
J. & W. Seligman & Co.

One of the nation’s oldest and largest diversified equity closed-end funds with $2.5 billion in assets

Listed on the New York Stock Exchange for 77 years (NYSE: TY)

The average stockholder has held his or her shares for more than 20 years

62 consecutive years of paying dividends

Has among the lowest expense ratio in its investment category
(0.74% vs. 1.12%)*

*Source: Morningstar

Independent Directors

General John R. Galvin

Independent TY director since 1995; Dean Emeritus of Fletcher School of Law and Diplomacy of Tufts University; Formerly
Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command; Formerly Director of
Raytheon Co. and USLIFE Corporation; current independent member of Board of investment companies of the Seligman
Group of Funds.

Frank A. McPherson

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation; Director, DCP Midstream GP, LLP;
Integris Health; Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls
Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education.
Formerly, Director, ConocoPhillips; Kimberly-Clark Corporation; BOK Financial; Director, the Federal Reserve System’s
Kansas City Reserve Bank; current independent member of Board of investment companies of the Seligman Group of
Funds.

Betsy S. Michel

Attorney; Trustee, The Geraldine R. Dodge Foundation. Formerly, Chairman of the Board of Trustees of St. George’s
School; Trustee, World Learning, Inc.; Trustee, Council of New Jersey Grantmakers; current independent member of Board of investment companies of the Seligman Group of Funds.

Independent Directors

Leroy C. Richie

Counsel, Lewis & Munday, P.C.; Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.; Director, Kerr-McGee
Corporation; Director, Infinity, Inc.; Director, Vibration Control Technologies, LLC; Lead Outside Director, Digital Ally Inc.;
Director and Chairman, Highland Park Michigan Economic Development Corp.; Chairman, Detroit Public Schools
Foundation. Formerly, Trustee, New York University Law Center Foundation; Director, New York Regional Office, Federal
Trade Commission; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; Vice President and
General Counsel, Automotive Legal Affairs, Chrysler Corporation; current independent member of Board of investment companies of the Seligman Group of Funds.

Ambassador Robert L. Shafer

Independent TY Director since 1991; Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the
United Nations; former director of USLIFE Corporation and Vice President of Pfizer Inc.; current independent member of
Boards of investment companies of Seligman Group of Funds.

James N. Whitson

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.; Director, CommScope, Inc.
Formerly, Director and Consultant, Sammons Enterprises, Inc. and a Director of C-SPAN; current independent member of
Board of investment companies of the Seligman Group of Funds